UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 16, 2010

TERRA NOVA FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Illinois	000-24057	75-2375969
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1550 Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 827-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 16, 2010, Terra Nova Financial Group, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Lightspeed Financial, Inc., a Delaware corporation (“Lightspeed”). Pursuant to the Purchase Agreement, Lightspeed will acquire substantially all of the Company’s assets relating to its brokerage business, including without limitation, the membership interests of Terra Nova Financial, LLC (“Terra Nova”), for $27.6 million in cash (the “Transaction”). $22.6 million is to be paid at closing and $5 million is to be paid pursuant to an unsecured promissory note no later than six months from closing. Assets excluded from the transaction include the Company’s cash, cash-equivalents, its subsidiary SC QuantNova Research SRL, which the Company intends to close, and certain other non-operating assets.

In addition to customary closing conditions, the Transaction is subject to the approval of the Company’s shareholders and certain regulators, including the Financial Industry Regulatory Authority. The affirmative vote of the holders of two-thirds of the outstanding shares of the Company’s common stock is required to approve the Transaction.

The Company has made customary representations, warranties and covenants in the Purchase Agreement, including, among others, covenants to conduct its business in the ordinary course during the interim period between the execution of the Purchase Agreement and the consummation of the Transaction. The representations and warranties do not survive the consummation of the Transaction.

The Purchase Agreement contains certain termination rights for both the Company and Lightspeed. Upon termination of the Purchase Agreement by the Company to pursue a superior proposal, the Company may be obligated to pay a termination fee of $1,100,000 to Lightspeed.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Lightspeed.

The Purchase Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The assertions embodied in those representations and warranties were made for purposes of the Purchase Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Purchase Agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

If the Transaction is consummated, the Company will have no remaining operating assets and, subject to the approval of its shareholders, expects to wind up its business and effect a liquidation and dissolution.

Voting Agreement

In connection with the execution of the Purchase Agreement, on June 16, 2010, the Company, Lightspeed and Bonanza Master Fund, Ltd. Liquidation Trust (“Bonanza”) entered into a Voting Agreement (the “Voting Agreement”). Bernay Box, the Company’s Chairman of the Board of Directors and Chief Executive Officer, is the trustee of the Bonanza Master Fund, Ltd. Liquidating Trust. Pursuant to the Voting Agreement, Bonanza has agreed to vote its shares of common stock of the Company in support of the adoption of the Purchase Agreement and Transaction.

The foregoing references to and descriptions of the Voting Agreement does not purpose to be complete and are qualified in their entirety by reference to the full text of the Voting Agreement, which is incorporated by reference herein, a copy of which is attached hereto as Exhibit 99.1.

Forward-Looking Statements

A number of the matters discussed in this report that are not historical or current facts deal with potential future circumstances and developments, in particular, whether and when the transactions contemplated by the Purchase Agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transactions described herein; the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; approval of the Transaction by the Company’s stockholders; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; satisfaction of various other conditions to the closing of the transactions described herein; and the risks that are described from time to time in our reports filed with the SEC, including our Annual Report on Form 10–K for the year ended December 31, 2009, as amended, which are available at the SEC’s web site http://www.sec.gov. This report speaks only as of its date, and the Company disclaims any duty to update the information herein.

Important Additional Information Regarding the Transaction will be filed with the SEC

The Company will file with the Securities and Exchange Commission (“SEC”) and will mail to its shareholders a proxy statement in connection with the proposed sale of assets and dissolution. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a free copy of these materials (when they are available) and other documents filed with the SEC at www.sec.gov. A free copy of the proxy statement, when it becomes available, may also be obtained from Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550 Chicago, Illinois 60606, Attn.: Investor Relations. In addition, the proxy statement (when it is available) and the other documents may also be obtained for free by accessing the Company’s website at www.tnfg.com by clicking on the link for “Company,” then clicking on the link for “Investor Relations” and then clicking on the link for “SEC Filings.”

Participants in this Transaction

The Company and its directors, executive officers and certain other members of management and employees may be soliciting proxies from the Company stockholders in favor of the Purchase Agreement and the Transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed Transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s 10-K/A filed with the SEC on April 29, 2010. You can obtain a free copy of this document from the Company using the contact information above.

Item 8.01.	Other Events

On June 16, 2010, the Company and Lightspeed issued a joint press release to announce the Transaction, a copy of which is attached hereto as Exhibit 99.1 (and shall be deemed filed only to the extent required by Rule 14a-12).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document
2.1	Purchase Agreement between Terra Nova Financial Group, Inc. and Lightspeed Financial, Inc. dated June 16, 2010.
99.1	Press Release, dated June 16, 2010.
99.2	Voting Agreement dated June 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NOVA FINANCIAL GROUP, INC.

	By:	/s/ Bernay Box
Bernay Box
Chairman and Chief Executive Officer

Date: June 16, 2010

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